Exhibit 99.1

Contact:

Brett S. Perryman

Laura O’Brien
Affiliated Managers Group, Inc.
(617) 747-3300
ir@amg.com

AMG Reports Financial and Operating Results

for the Third Quarter and Nine Months Ended September 30, 2007

Company Reports EPS of $1.07; Cash EPS of $1.56

BOSTON, October 24, 2007 — Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the quarter and nine months ended September 30, 2007.

Cash earnings per share (“Cash EPS”) for the third quarter of 2007 were $1.56, compared to $1.34 for the third quarter of 2006, while diluted earnings per share for the third quarter of 2007 were $1.07, compared to $0.87 for the same period of 2006.  Cash Net Income was $61.3 million for the third quarter of 2007, compared to $50.7 million for the third quarter of 2006.  Net Income for the third quarter of 2007 was $42.6 million, compared to $33.1 million for the third quarter of 2006.  (Cash EPS and Cash Net Income are defined in the attached tables.)

For the third quarter of 2007, revenue was $345.6 million, compared to $280.4 million for the third quarter of 2006.  EBITDA for the third quarter of 2007 was $98.6 million, compared to $80.3 million for the same period of 2006.

For the nine months ended September 30, 2007, Cash Net Income was $177.0 million, while EBITDA was $285.3 million.  For the same period, Net Income was $121.1 million, on revenue of $986.9 million.  For the nine months ended September 30, 2006, Cash Net Income was $153.9 million, while EBITDA was $236.9 million.  For the same period, Net Income was $102.3 million, on revenue of $841.6 million.

Net client cash flows for the third quarter of 2007 were approximately $4.3 billion, with flows in the institutional, mutual fund and high net worth channels of $4.6 billion, $(0.3) billion, and zero, respectively.  Pro forma for its pending investment in Cooke & Bieler, the aggregate assets under management of AMG’s affiliated investment management firms at September 30, 2007 were approximately $286 billion.

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“AMG had a strong third quarter with Cash EPS of $1.56, a 16% increase over the third quarter of 2006,” said Sean M. Healey, President and Chief Executive Officer of AMG.  “AMG benefited from our Affiliates’ broad participation across a range of investment styles and asset classes, and generated excellent growth, despite a volatile market environment.  Our Affiliates produced solid investment performance during the third quarter and delivered $4.3 billion of positive net flows.”

Mr. Healey continued, “As AMG has grown, we have remained focused on building a business that includes a diverse group of outstanding boutique managers.  Our results this quarter reflect the strength of our Affiliates and our ability to generate consistent growth in earnings across market environments.  Highlights of the third quarter included exceptional results among our growth equity managers Friess Associates, TimesSquare, Renaissance and Frontier.  In particular, Friess Associates’ Brandywine family of mutual funds continues its impressive record of outstanding near- and long-term performance, as each of the funds ranks in the top decile of its respective Lipper category for the quarter and year-to-date, as well as the prior one- and three-year periods.  We also continue to generate strong growth through our participation in some of the fastest growing segments of the asset management business, including international equities and alternative investment products.”

Mr. Healey concluded, “We also were pleased to announce our agreement to invest in Cooke & Bieler, a leading value equity manager with an excellent long-term performance record.  In addition, the momentum of our new investment activity remains strong, and we are currently engaged in advanced discussions with some of the best traditional and alternative boutique firms in the industry.”

AMG is an asset management company with equity investments in a diverse group of boutique investment management firms.  AMG’s strategy is to generate growth through the internal growth of its existing Affiliates, as well as through investments in new Affiliates.  AMG’s innovative transaction structure allows individual members of each Affiliate’s management team to retain or receive significant direct equity ownership in their firm while maintaining operating autonomy.  In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws.  Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, our ability to complete pending acquisitions, the investment performance of our Affiliates and their ability to effectively market their investment strategies, and other risks detailed from time to time in AMG’s filings with the Securities and Exchange Commission.  Reference is hereby made to the “Cautionary Statements” set forth in the Company’s Form 10-K for the year ended December 31, 2006.

Financial Tables Follow

A teleconference will be held with AMG’s management at 11:00 a.m. Eastern time today to discuss AMG’s financial and operating results for the quarter and nine months ended September 30, 2007, along with AMG’s pending investment in Cooke & Bieler.  Parties interested in listening to the teleconference should dial 1-866-250-3615 (domestic calls) or 1-303-205-0066 (international calls) starting at 10:45 a.m. Eastern time.  Those wishing to listen to the teleconference should dial the appropriate number at least ten minutes before the call begins.  The teleconference will be available for replay approximately one hour after the conclusion of the call.  To access the replay, please dial 1-800-405-2236 (domestic calls) or 1-303-590-3000 (international calls), pass code 11099479.  The live call and the replay of the session, and the additional financial information referenced during the teleconference, may also be accessed via the Web at www.amg.com.

###

For more information on Affiliated Managers Group, Inc.,
please visit AMG’s Web site at www.amg.com.

Affiliated Managers Group, Inc.
Financial Highlights
(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	9/30/06	9/30/07

Revenue	$280,440	$345,605

Net Income	$33,146	$42,585

Cash Net Income (A)	$50,700	$61,291

EBITDA (B)	$80,273	$98,637

Average shares outstanding - diluted	44,399,722	44,672,886

Earnings per share - diluted	$0.87	$1.07

Average shares outstanding - adjusted diluted (C)	37,785,616	39,212,634

Cash earnings per share - diluted (C)	$1.34	$1.56

	December 31, 2006	September 30, 2007

Cash and cash equivalents	$201,729	$206,609

Senior debt	$365,500	$354,500

Senior convertible securities	$413,358	$377,983

Mandatory convertible securities	$300,000	$300,000

Junior convertible trust preferred securities	$300,000	$300,000

Stockholders’ equity	$499,222	$641,382

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Affiliated Managers Group, Inc.
Financial Highlights
(dollars in thousands, except per share data)

	Nine Months	Nine Months
	Ended	Ended
	9/30/06	9/30/07

Revenue	$841,590	$986,906

Net Income	$102,323	$121,094

Cash Net Income (A)	$153,866	$176,991

EBITDA (B)	$236,899	$285,297

Average shares outstanding - diluted	45,298,012	44,835,614

Earnings per share - diluted	$2.53	$3.04

Average shares outstanding - adjusted diluted (C)	39,404,660	39,229,877

Cash earnings per share - diluted (C)	$3.90	$4.51

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Affiliated Managers Group, Inc.
Reconciliations of Earnings Per Share Calculation
(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	9/30/06	9/30/07

Net Income	$33,146	$42,585
Convertible securities interest expense, net (D)	5,285	5,100
Net Income, as adjusted	$38,431	$47,685

Average shares outstanding - diluted	44,399,722	44,672,886

Earnings per share - diluted	$0.87	$1.07

	Nine Months	Nine Months
	Ended	Ended
	9/30/06	9/30/07

Net Income	$102,323	$121,094
Convertible securities interest expense, net (D)	12,501	15,292
Net Income, as adjusted	$114,824	$136,386

Average shares outstanding - diluted	45,298,012	44,835,614

Earnings per share - diluted	$2.53	$3.04

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Affiliated Managers Group, Inc.
Reconciliations of Average Shares Outstanding

	Three Months	Three Months
	Ended	Ended
	9/30/06	9/30/07

Average shares outstanding - diluted	44,399,722	44,672,886
Assumed issuance of COBRA shares	(7,103,010)	(7,511,980)
Assumed issuance of LYONS shares	(2,122,952)	(1,767,532)
Assumed issuance of Trust Preferred shares	(2,000,000)	(2,000,000)
Dilutive impact of COBRA shares	3,718,699	4,848,942
Dilutive impact of LYONS shares	893,157	970,318
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	37,785,616	39,212,634

	Nine Months	Nine Months
	Ended	Ended
	9/30/06	9/30/07

Average shares outstanding - diluted	45,298,012	44,835,614
Assumed issuance of COBRA shares	(7,025,837)	(7,438,465)
Assumed issuance of LYONS shares	(2,188,039)	(1,960,815)
Assumed issuance of Trust Preferred shares	(1,318,681)	(2,000,000)
Dilutive impact of COBRA shares	3,696,441	4,733,772
Dilutive impact of LYONS shares	942,764	1,059,771
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	39,404,660	39,229,877

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Affiliated Managers Group, Inc.
Operating Results
(in millions)

Assets Under Management

Statement of Changes - Quarter to Date
	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, June 30, 2007	$63,361	$172,281	$30,933	$266,575
Net client cash flows	(296)	4,566	(10)	4,260
Investment performance	918	3,819	1,248	5,985
Assets under management, September 30, 2007	$63,983	$180,666	$32,171	$276,820

Statement of Changes - Year to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, December 31, 2006	$58,241	$154,725	$28,174	$241,140
Net client cash flows	325	7,005	(611)	6,719
Other Affiliate transactions (E)	(1,069)	(77)	—	(1,146)
Investment performance	6,486	19,013	4,608	30,107
Assets under management, September 30, 2007	$63,983	$180,666	$32,171	$276,820

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Affiliated Managers Group, Inc.
Operating Results
(in thousands)

Financial Results

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	9/30/06	of Total	9/30/07	of Total
Revenue
Mutual Fund	$124,052	44%	$142,778	41%
Institutional	117,775	42%	159,592	46%
High Net Worth	38,613	14%	43,235	13%
	$280,440	100%	$345,605	100%

EBITDA (B)
Mutual Fund	$34,238	43%	$37,413	38%
Institutional	35,170	44%	48,127	49%
High Net Worth	10,865	13%	13,097	13%
	$80,273	100%	$98,637	100%

	Nine		Nine
	Months		Months
	Ended	Percent	Ended	Percent
	9/30/06	of Total	9/30/07	of Total
Revenue
Mutual Fund	$370,716	44%	$415,723	42%
Institutional	356,271	42%	447,165	45%
High Net Worth	114,603	14%	124,018	13%
	$841,590	100%	$986,906	100%

EBITDA (B)
Mutual Fund	$100,136	42%	$112,154	39%
Institutional	106,344	45%	135,640	48%
High Net Worth	30,419	13%	37,503	13%
	$236,899	100%	$285,297	100%

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Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in thousands)

	Three Months	Three Months
	Ended	Ended
	9/30/06	9/30/07

Net Income	$33,146	$42,585
Intangible amortization	6,839	7,906
Intangible amortization - equity method investments (F)	2,332	2,344
Intangible-related deferred taxes	6,991	6,769
Affiliate depreciation	1,392	1,687
Cash Net Income (A)	$50,700	$61,291

Cash flow from operations	$102,845	$156,632
Interest expense, net of non-cash items	14,929	16,526
Current tax provision	12,168	17,955
Income from equity method investments, net of distributions (F)	1,295	2,340
Changes in assets and liabilities and other adjustments	(50,964)	(94,816)
EBITDA (B)	$80,273	$98,637
Holding company expenses	12,402	14,107
EBITDA Contribution	$92,675	$112,744

	Nine Months	Nine Months
	Ended	Ended
	9/30/06	9/30/07

Net Income	$102,323	$121,094
Intangible amortization	20,533	23,771
Intangible amortization - equity method investments (F)	6,964	6,979
Intangible-related deferred taxes	19,793	20,651
Affiliate depreciation	4,253	4,496
Cash Net Income (A)	$153,866	$176,991

Cash flow from operations	$231,121	$227,513
Interest expense, net of non-cash items	38,941	50,340
Current tax provision	37,412	47,012
Income from equity method investments, net of distributions (F)	(10,721)	(6,853)
Changes in assets and liabilities and other adjustments	(59,854)	(32,715)
EBITDA (B)	$236,899	$285,297
Holding company expenses	36,786	42,124
EBITDA Contribution	$273,685	$327,421

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Affiliated Managers Group, Inc.

Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2007	2006	2007

Revenue	$280,440	$345,605	$841,590	$986,906

Operating expenses:
Compensation and related expenses	122,841	149,876	358,029	431,917
Selling, general and administrative	40,946	51,533	129,705	146,000
Amortization of intangible assets	6,839	7,906	20,533	23,771
Depreciation and other amortization	2,239	2,793	6,386	7,571
Other operating expenses	5,516	5,877	16,698	13,781
	178,381	217,985	531,351	623,040
Operating income	102,059	127,620	310,239	363,866

Non-operating (income) and expenses:
Investment and other income	(3,623)	(2,391)	(8,994)	(13,512)
Income from equity method investments	(7,464)	(10,610)	(19,530)	(27,494)
Investment (income) loss from Affiliate investments in partnerships (H)
	4,959	(17,039)	3,451	(38,199)
Interest expense	16,250	17,998	42,834	54,763
	10,122	(12,042)	17,761	(24,442)

Income before minority interest and taxes	91,937	139,662	292,478	388,308
Minority interest (G)	(43,658)	(55,551)	(135,626)	(158,804)
Minority interest in Affiliate investments in partnerships (H)
	4,334	(16,515)	3,330	(37,291)
Income before income taxes	52,613	67,596	160,182	192,213

Income taxes - current	12,168	17,955	37,412	47,012
Income taxes - intangible-related deferred	6,991	6,769	19,793	20,651
Income taxes - other deferred	308	287	654	3,456
Net Income	$33,146	$42,585	$102,323	$121,094

Average shares outstanding - basic	30,371,364	29,857,038	31,746,855	29,801,541
Average shares outstanding - diluted	44,399,722	44,672,886	45,298,012	44,835,614

Earnings per share - basic	$1.09	$1.43	$3.22	$4.06
Earnings per share - diluted	$0.87	$1.07	$2.53	$3.04

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Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in thousands)

	December 31,	September 30,
	2006	2007
Assets
Current assets:
Cash and cash equivalents	$201,729	$206,609
Investment advisory fees receivable	201,385	197,461
Affiliate investments in partnerships (H)	108,350	133,494
Affiliate investments in marketable securities	15,516	22,303
Prepaid expenses and other current assets	27,299	20,134
Total current assets	554,279	580,001

Fixed assets, net	63,984	67,808
Equity investments in Affiliates	293,440	283,675
Acquired client relationships, net	502,066	496,928
Goodwill	1,177,227	1,224,706
Other assets	74,924	101,945
Total assets	$2,665,920	$2,755,063

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$246,727	$238,550
Payables to related party	41,086	4,831
Total current liabilities	287,813	243,381

Senior debt	365,500	354,500
Senior convertible securities	413,358	377,983
Mandatory convertible securities	300,000	300,000
Junior convertible trust preferred securities	300,000	300,000
Deferred income taxes	218,584	252,053
Other long-term liabilities	11,209	32,283
Total liabilities	1,896,464	1,860,200

Minority interest (G)	166,138	125,136
Minority interest in Affiliate investments in partnerships (H)	104,096	128,345

Stockholders’ equity:
Common stock	390	390
Additional paid-in capital	609,369	656,568
Accumulated other comprehensive income	14,666	67,482
Retained earnings	654,465	775,559
	1,278,890	1,499,999
Less treasury stock, at cost	(779,668)	(858,617)
Total stockholders’ equity	499,222	641,382
Total liabilities and stockholders’ equity	$2,665,920	$2,755,063

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Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2007	2006	2007
Cash flow from operating activities:
Net Income	$33,146	$42,585	$102,323	$121,094
Adjustments to reconcile Net Income to net cash flow from operating activities:
Amortization of intangible assets	6,839	7,906	20,533	23,771
Amortization of issuance costs	732	781	2,122	2,317
Depreciation and other amortization	2,239	2,793	6,386	7,571
Deferred income tax provision	7,299	7,056	20,447	24,107
Accretion of interest	589	691	1,771	2,106
Income from equity method investments, net of amortization	(7,464)	(10,610)	(19,530)	(27,494)
Distributions received from equity method investments	8,501	10,614	37,215	41,326
Tax benefit from exercise of stock options	1,447	1,593	4,881	5,745
Stock option expense	358	2,054	959	6,616
Other adjustments	1,076	2,716	2,345	3,299
Changes in assets and liabilities:
(Increase) decrease in investment advisory fees receivable	(12,735)	(9,266)	(13,375)	4,113
Decrease in Affiliate investments in partnerships	1,891	794	2,865	11,798
(Increase) decrease in prepaids and other current assets	2,428	(202)	7,846	391
(Increase) decrease in other assets	231	(1,930)	1,301	(9,864)
Increase in accounts payable, accrued liabilities and other long-term liabilities	42,495	79,254	62,851	18,013
Increase (decrease) in minority interest	13,773	19,803	(9,819)	(7,396)
Cash flow from operating activities	102,845	156,632	231,121	227,513
Cash flow used in investing activities:
Cost of investments in Affiliates, net of cash acquired	(3,524)	(4,413)	(20,551)	(63,972)
Purchase of fixed assets	(3,026)	(3,222)	(14,962)	(11,382)
Purchase of investment securities	(7,521)	(890)	(23,101)	(13,648)
Sale of investment securities	—	—	—	4,630
Cash flow used in investing activities	(14,071)	(8,525)	(58,614)	(84,372)
Cash flow used in financing activities:
Borrowings of senior bank debt	82,000	35,000	395,000	212,000
Repayments of senior bank debt	(60,000)	(70,000)	(354,500)	(223,000)
Issuance of junior convertible trust preferred securities	—	—	300,000	—
Issuance of common stock	11,376	13,926	46,824	52,684
Repurchase of common stock	(60,454)	(93,840)	(462,924)	(202,843)
Issuance costs	(510)	(64)	(9,406)	(1,820)
Excess tax benefit from exercise of stock options	4,402	8,005	17,352	36,211
Cost of call spread option agreements	—	—	(13,290)	—
Repayment of notes payable and other liabilities	(2,084)	(1,395)	(7,687)	(2,476)
Redemptions of Minority interest - Affiliate investments in partnerships	(1,891)	(794)	(2,865)	(11,798)
Cash flow used in financing activities	(27,161)	(109,162)	(91,496)	(141,042)

Effect of foreign exchange rate changes on cash and cash equivalents	43	1,855	628	2,781
Net increase in cash and cash equivalents	61,656	40,800	81,639	4,880
Cash and cash equivalents at beginning of period	160,406	165,809	140,423	201,729
Cash and cash equivalents at end of period	$222,062	$206,609	$222,062	$206,609

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Affiliated Managers Group, Inc.

Notes

(A)

Cash Net Income is defined as Net Income plus amortization and deferred taxes related to intangible assets plus Affiliate depreciation. This supplemental non-GAAP performance measure is provided in addition to, but not as a substitute for, Net Income. The Company considers Cash Net Income an important measure of its financial performance, as management believes it best represents operating performance before non-cash expenses relating to the acquisition of interests in its affiliated investment management firms. Since acquired assets do not generally depreciate or require replacement, and since they generate deferred tax expenses that are unlikely to reverse, the Company adds back these non-cash expenses. Cash Net Income is used by the Company’s management and Board of Directors as a principal performance benchmark.

The Company adds back amortization attributable to acquired client relationships because this expense does not correspond to the changes in value of these assets, which do not diminish predictably over time. The Company adds back the portion of deferred taxes generally attributable to intangible assets (including goodwill) that it no longer amortizes but which continues to generate tax deductions. These deferred tax expense accruals would be used in the event of a future sale of an Affiliate or an impairment charge, which the Company considers unlikely. The Company adds back the portion of consolidated depreciation expense incurred by Affiliates because under its Affiliate operating agreements, the Company is generally not required to replenish these depreciating assets.

(B)

EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization. This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations. As a measure of liquidity, the Company believes EBITDA is useful as an indicator of its ability to service debt, make new investments and meet working capital requirements. EBITDA, as calculated by the Company, may not be consistent with computations of EBITDA by other companies. In reporting EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

(C)

Cash earnings per share represents Cash Net Income divided by the adjusted diluted average shares outstanding. In this calculation, the potential share issuance in connection with the Company’s convertible securities is measured using a “treasury stock” method. Under this method, only the net number of shares of common stock equal to the value of the contingently convertible securities and the junior convertible trust preferred securities in excess of par, if any, are deemed to be outstanding. The Company believes the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and the Company is relieved of its debt obligation. This method does not take into account any increase or decrease in the Company’s cost of capital in an assumed conversion.

(D)

Convertible securities interest expense, net, includes the interest expense, net of tax, associated with the Company’s contingently convertible securities and junior convertible trust preferred securities (but excludes the interest expense associated with the Company’s mandatory convertible securities).

(E)

During the nine months ended September 30, 2007, the Company transferred its interests in certain Affiliates. The financial effect of these transactions is not material to the Company’s ongoing results.

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(F)

The Company is required to use the equity method of accounting for its investments in AQR Capital Management, LLC, Beutel, Goodman & Company Ltd. and Deans Knight Capital Management Ltd. (together, “equity method investments”). Consistent with this method, the Company has not consolidated the operating results (including the revenue) of its equity method investments in its income statement. The Company’s share of its equity method investments’ profits, net of intangible amortization, is reported in “Income from equity method investments.” Income tax attributable to these profits is reported within the Company’s consolidated income tax provision. The assets under management of equity method investments are included in the Company’s reported assets under management.

(G)

Minority interest on the Company’s income statement represents the profits allocated to Affiliate management owners for that period. Minority interest on the Company’s balance sheet represents the undistributed profits and capital owned by Affiliate management, who retain a conditional right to sell their interests to the Company.

(H)

EITF Issue No. 04-05, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights,” (“EITF 04-05”), became effective January 1, 2006. EITF 04-05 requires the Company to consolidate certain Affiliate investment partnerships (including interests in the partnerships in which the Company does not have ownership rights) in its consolidated financial statements. For the nine months ending September 30, 2007, the total non- operating income associated with those partnerships was $38.2 million, while the portion attributable to the underlying investors unrelated to the Company (the “outside owners”) was $37.3 million; as of September 30, 2007, the total assets attributable to these investment partnerships was $133.5 million, while the portion owned by the outside owners was $128.3 million.